UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Investment Company Act file number:  811-08659

The Henssler Funds, Inc.
(Exact name of registrant as specified in charter)

3735 Cherokee Street, Kennesaw, Georgia 30144
(Address of principal executive offices) (Zip code)

Gene W. Henssler, Ph.D., 3735 Cherokee Street, Kennesaw, Georgia 30144
(Name and Address of Agent for Service)

With copy to:
Paul Hastings LLP
1170 Peachtree Street, N.E., Suite 100
Atlanta, Georgia 30309

Registrant’s Telephone Number, including Area Code: (800) 936-3863

Date of fiscal year end: April 30

Date of reporting period: May 1, 2016 - October 31, 2016

Item 1.  Reports to Stockholders.

Semi-Annual Report

October 31, 2016

The Henssler Equity Fund
3735 Cherokee Street
Kennesaw, Georgia 30144

1-800-936-3863
WWW.HENSSLER.COM

Table of Contents October 31, 2016

Letter to the Shareholders	1
Management’s Discussion on Fund Performance	2
Expenses	6
Top Ten Holdings & Asset Allocation	8
Schedule of Investments	9
Statement of Assets & Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	21
Additional Information	27

Shareholder Letter October 31, 2016 (Unaudited)

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund (“The Fund”). The Henssler Equity Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

If you would like to obtain periodic information regarding The Fund, we encourage you to visit our website at www.henssler.com. You may review The Henssler Equity Fund link as often as you like, as we update information regularly. Each quarter, our website provide details on our top 10 holdings, industry allocation and other statistics. The website also provides media appearance information and links to articles featuring commentary and insight from The Fund’s management team.

The Henssler Equity Fund is more than 18 years old since we started on June 10, 1998. On behalf of our board of directors and management team, we thank many of you who invested in The Fund from its very beginning. We will continue to focus our best efforts on The Henssler Equity Fund.

Yours very truly,

The Henssler Equity Fund Investment Committee
Gene W. Henssler, Ph.D.
William G. Lako, Jr., CFP® 1
Troy L. Harmon, CFA 2

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. The Fund's prospectus is available, without charge, upon request by calling toll-free 1-800-936-3863. Please read and consider this information carefully before you invest or send money.

[1]
Certified Financial Planner Board of Standards Inc. owns the certification mark CFP®, Certified Financial Planner™ and CFP (with flame logo)® in the U.S., which it awards to individuals who successfully complete CFP Board's initial and ongoing certification requirements.

[2]	CFA Institute mark is a trademark owned by the CFA Institute.

Semi-Annual Report | October 31, 2016	1

Management’s Discussion On Fund Performance October 31, 2016 (Unaudited)

The electorate has spoken: Donald Trump will be the next President of The United States of America.  We admit, we considered him a long shot. Without delving too deeply into the how and why, and whether we agree or not, the main focus at this point is the fact that we will have a new regime in Washington, D.C. in about a month. Beyond the change in political party, it is difficult to know what this really means since our new leader has never held a public office. Cabinet appointees have been openly discussed, with official comments coming to us directly from YouTube.com, but predicting the future is impossible given such limited history. The direct communication using social media is a new twist, but even that is subject to change in time.

At this time, financial markets are signaling better times ahead, which makes sense to us given the recent history of financial regulation and tough talk on business in general, coupled with no signs of change in tax policy and signaled health care changes. The overall governmental discussion on business environment seemed to be restricting economic growth. In the days that have followed the election, stocks rallied 3.57% as measured by the S&P 500 Index1 (Nov. 8, 2016 through Nov. 25, 2016). Within this benchmark index, business sectors that have shown the strongest signs of benefit include Financials, Industrials and Telecommunication Services, the biggest winners through November 25th, adding 12.17%, 7.62% and 6.16% respectively in that short period. Utilities, Consumer Staples and Real Estate have languished, shedding 4.08%, 2.96% and 2.0% during the same period.

Of course much of the change can be attributed to market yields2, which moved in advance of The Federal Reserve’s December Open Market Committee Meeting. In the three weeks after the election, the yield curve3 steepened, adding approximately 37 basis points4 to 30-year Treasury Bonds from 2.62% up to 2.98% while the three-month yield remained relatively flat, rising only 7 basis points to 0.487%. Any such change is considered beneficial to banks and detrimental to borrowers. This makes sense for Real Estate.

Paul Ryan has commented on the need for a new health care plan that does not restrict small business, making the case that it has turned out to be anything but affordable to most; however, he has not called for a complete repeal of the Affordable Care Act (aka Obamacare). Again, we will have to wait for stronger signals to see how the changes play out, but the early signal could be a contraction in the number of individuals covered, healthy or not. The market has reflected the concern with the Healthcare sector rising by about 2% less than the overall market, post-election.

In all, we believe the business environment should be more conducive to economic growth with less regulation on business and potentially lower taxes coupled with less government spending to keep the national deficit in check. The unilateral move to force the Affordable Care Act into existence will likely be unraveled, but nobody seems to know how that will look going forward, at least at this time. Finally, we are hopeful that changes to trade stop short of tariffs as this would likely raise domestic prices.

We believe 2017 is more likely to see interest rate increases as economic growth could drive prices higher. A brighter future for companies and investors is being signaled to some degree as the price-to-earnings5 ratio for the S&P 500 is 20.62, 26% above its long-term average of 16.4 times earnings. The S&P 400 Mid-Cap Index6 is likewise expensive, trading at a price-to-earnings ratio of 24.15, 23% above its long term average of 19.6 times earnings.

2	www.henssler.com

Management’s Discussion On Fund Performance October 31, 2016 (Unaudited)

We expect this improved environment could provide a catalyst for earnings growth, especially in smaller companies. We continue to seek attractive investments in the Small- and Mid-cap space, looking for companies with profitability and earnings growth above their peers with relatively attractive prices.

[1]
The S&P 500® Index by Standard and Poor’s Corp. is an unmanaged, capitalization-weighted index comprising of 500 issues listed on various exchanges. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

[2]	Yield: The yield is the income return on an investment. The yield is usually expressed as an annual percentage rate based on the investment's cost, current market value or face value.
[3]	Yield curve: A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.
[4]	Price-to-earnings ratio: The Price-to-Earnings Ratio, or Price/Earnings, is a ratio for valuing a company that measures its current share price relative to its per share earnings.
[5]
Basis point: Basis point (bps) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, and is used to denote the percentage change in a financial instrument

[6]
The S&P Mid-Cap 400® Index by Standard and Poor’s Corp. is an unmanaged, value-weighted index that measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

Semi-Annual Report | October 31, 2016	3

Management’s Discussion On Fund Performance October 31, 2016 (Unaudited)

Performance of Hypothetical $10,000 Initial Investment
For the Period June 10, 1998 (inception of fund) to October 31, 2016

The graph assumes an initial $10,000 investment at June 10, 1998. All dividends and distributions are reinvested.

Average Annual Total Return
As of October 31, 2016

	One Year	Five Year	Ten Year	Since Inception	Investment Value Assuming $10,000 Investment at June 10, 1998(1)	Total Expense Ratio(3)
The Henssler Equity Fund – Investor Class	1.31%	9.86%	5.68%	5.78%	$28,087	1.48%
The S&P 500® Index	4.51%	13.57%	6.70%	5.55%	$26,995

	One Year	Three Year	Five Year	Since Inception	Investment Value Assuming $1,000,000 Investment at June 15, 2011(2)	Total Expense Ratio(3)
The Henssler Equity Fund – Institutional Class	1.76%	5.56%	10.43%	9.62%	$1,638,641	0.98%
The S&P 500® Index	4.51%	8.84%	13.57%	12.51%	$1,884,922

4	www.henssler.com

Management’s Discussion On Fund Performance October 31, 2016 (Unaudited)

(1)	The Henssler Equity Fund – Investor Class began operation on June 10, 1998.
(2)	The Henssler Equity Fund – Institutional Class began operation on June 15, 2011.
(3)
The Fund’s total expense ratio as of October 31, 2016. In The Fund’s prospectus dated August 28, 2016, the total expense ratio is 1.48% and 0.98%, for the Investor Class and Institutional Class respectively. The Fund bears a pro rata share of the fees and expenses of the other funds in which each fund invests (“Acquired Funds”). The operating expenses in the prospectus may not correlate to the expense ratio in The Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by The Fund, not the indirect costs of investing in the Acquired Funds.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

Semi-Annual Report | October 31, 2016	5

Expenses October 31, 2016 (Unaudited)

As a shareholder of The Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in The Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2016 to October 31, 2016.

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on The Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not The Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in The Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

6	www.henssler.com

Expenses October 31, 2016 (Unaudited)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During period May 1, 2016 to October 31, 2016(1)	Expense Ratio
Investor
Actual Fund Return	$1,000.00	$1,008.40	$7.59	1.50%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.64	$7.63	1.50%
Institutional
Actual Fund Return	$1,000.00	$1,009.60	$5.07	1.00%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

(1)
Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

Semi-Annual Report | October 31, 2016	7

Top Ten Holdings & Asset Allocation October 31, 2016 (Unaudited)

Top Ten Holdings* (Percentage of Total Net Assets)

Varian Medical Systems, Inc.	2.24%
Northwest Bancshares, Inc.	2.16%
Cal-Maine Foods, Inc.	2.16%
IPG Photonics Corp.	2.15%
Lincoln Electric Holdings, Inc.	2.15%
Landstar System, Inc.	2.14%
Big Lots, Inc.	2.14%
Teleflex, Inc.	2.14%
Computer Programs & Systems, Inc.	2.14%
American Financial Group, Inc.	2.13%
21.55%

Asset Allocation* (Percentage of Total Net Assets)

Financials	22.89%
Information Technology	16.23%
Industrials	16.01%
Consumer Discretionary	12.66%
Health Care	9.35%
Utilities	7.63%
Materials	5.38%
Consumer Staples	4.22%
Energy	3.47%
N.A.	0.00%
Net Cash & Cash Equivalents	2.16%
100.00%

*	These allocations may not reflect the current or future position of The Fund.

8	www.henssler.com

Schedule of Investments October 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS ‐ 97.84%

Consumer Discretionary ‐ 12.66%
Automobiles ‐ 2.06%
Thor Industries, Inc.	10,400	$824,824

Household Durables ‐ 2.05%
Leggett & Platt, Inc.	17,900	821,252

Leisure Products ‐ 2.88%
Polaris Industries, Inc.	7,400	566,914
Sturm Ruger & Co., Inc.	9,600	590,400
		1,157,314
Multiline Retail ‐ 2.14%
Big Lots, Inc.	19,800	859,320

Specialty Retail ‐ 3.53%
The Buckle, Inc.	27,230	567,746
Williams-Sonoma, Inc.	18,400	850,448
		1,418,194
Total Consumer Discretionary		5,080,904

Consumer Staples ‐ 4.22%
Food Products ‐ 2.16%
Cal‐Maine Foods, Inc.	22,400	865,760

Tobacco ‐ 2.06%
Universal Corp.	15,300	829,260

Total Consumer Staples		1,695,020

Energy ‐ 3.47%
Energy Equipment & Services ‐ 1.41%
FMC Technologies, Inc.(1)	17,500	564,725

Oil, Gas & Consumable Fuels ‐ 2.06%
World Fuel Services Corp.	20,600	829,150

Total Energy		1,393,875

Financials ‐ 22.89%
Banks ‐ 4.80%
Commerce Bancshares, Inc.	11,480	571,934
Cullen/Frost Bankers, Inc.	7,500	569,925

Semi-Annual Report | October 31, 2016	9

Schedule of Investments October 31, 2016 (Unaudited)

	Shares	Value
Banks (continued)
East West Bancorp, Inc.	19,900	$786,249
		1,928,108
Capital Markets ‐ 2.09%
Waddell & Reed Financial, Inc. ‐ Class A	53,400	839,448

Insurance ‐ 8.06%
American Financial Group, Inc.	11,500	856,750
AmTrust Financial Services, Inc.	21,790	575,038
Everest Re Group, Ltd.	2,900	590,208
Reinsurance Group of America, Inc.	5,500	593,230
Torchmark Corp.	9,800	621,418
		3,236,644
Real Estate Investment Trust ‐ 2.81%
National Health Investors, Inc.	7,700	583,352
Weingarten Realty Investors	15,000	543,150
		1,126,502
Thrifts & Mortgage Finance ‐ 5.13%
Beneficial Bancorp, Inc.	42,900	622,050
Capitol Federal Financial, Inc.	38,800	569,196
Northwest Bancshares, Inc.	55,200	868,848
		2,060,094
Total Financials		9,190,796

Health Care ‐ 9.35%
Biotechnology ‐ 1.49%
United Therapeutics Corp.(1)	5,000	600,350

Health Care Equipment & Supplies ‐ 5.72%
Meridian Bioscience, Inc.	32,700	537,915
Teleflex, Inc.	6,000	858,780
Varian Medical Systems, Inc.(1)	9,900	898,227
		2,294,922
Health Care Technology ‐ 2.14%
Computer Programs & Systems, Inc.	32,900	858,690

Total Health Care		3,753,962

Industrials ‐ 16.01%
Aerospace & Defense ‐ 1.43%
Spirit AeroSystems Holdings, Inc. ‐ Class A(1)	11,400	574,104

10	www.henssler.com

Schedule of Investments October 31, 2016 (Unaudited)

	Shares	Value
Airlines ‐ 1.42%
Alaska Air Group, Inc.	7,900	$570,538

Commercial Services & Supplies ‐ 2.97%
Copart, Inc.(1)	11,800	619,146
Rollins, Inc.	18,600	573,252
		1,192,398
Construction & Engineering ‐ 1.51%
Fluor Corp.	11,700	608,283

Machinery ‐ 2.15%
Lincoln Electric Holdings, Inc.	13,100	862,373

Road & Rail ‐ 3.57%
JB Hunt Transport Services, Inc.	7,000	571,270
Landstar System, Inc.	12,100	860,915
		1,432,185
Trading Companies & Distributors ‐ 2.96%
MSC Industrial Direct Co., Inc. ‐ Class A	8,400	611,520
Watsco, Inc.	4,200	576,618
		1,188,138
Total Industrials		6,428,019

Information Technology ‐ 16.23%
Electronic Equipment & Instruments ‐ 5.66%
Avnet, Inc.	13,700	574,715
IPG Photonics Corp.(1)	8,900	863,389
OSI Systems, Inc.(1)	11,900	834,547
		2,272,651
Internet Software & Services ‐ 1.54%
NIC, Inc.	26,900	617,355

IT Services ‐ 2.72%
Amdocs, Ltd.	10,500	613,725
Broadridge Financial Solutions, Inc.	7,400	478,484
		1,092,209
Semiconductors & Semiconductor ‐ 2.09%
Synaptics, Inc.(1)	16,100	839,132

Software ‐ 4.22%
ANSYS, Inc.(1)	6,300	575,505
FactSet Research Systems, Inc.	3,700	572,464

Semi-Annual Report | October 31, 2016	11

Schedule of Investments October 31, 2016 (Unaudited)

	Shares	Value
Software (continued)
Synopsys, Inc.(1)	9,200	$545,652
		1,693,621
Total Information Technology		6,514,968

Materials ‐ 5.38%
Chemicals ‐ 1.78%
Westlake Chemical Corp.	13,800	714,702

Containers & Packaging ‐ 3.60%
Avery Dennison Corp.	12,000	837,480
Sonoco Products Co.	12,050	605,994
		1,443,474
Total Materials		2,158,176

Utilities ‐ 7.63%
Electric Utilities ‐ 1.83%
ALLETE, Inc.	12,000	735,480

Gas Utilities ‐ 1.93%
New Jersey Resources Corp.	22,800	774,060

Multi Utilities ‐ 1.94%
Vectren Corp.	15,500	779,805

Water Utilities ‐ 1.93%
American States Water Co.	19,400	775,612

Total Utilities		3,064,957

TOTAL COMMON STOCKS (COST $37,436,482)		39,280,677

12	www.henssler.com

Schedule of Investments October 31, 2016 (Unaudited)

	Shares	Value
Water Utilities (continued)
SHORT TERM INVESTMENTS ‐ 1.55%
Federated Government Obligations Fund ‐ Institutional Shares, 7‐day Yield 0.27%	622,730	$622,730

TOTAL SHORT TERM INVESTMENTS (COST $622,730)		622,730

TOTAL INVESTMENTS (99.39%) (COST $38,059,212)		39,903,407

OTHER ASSETS IN EXCESS OF LIABILITIES (0.61%)		243,056

NET ASSETS (100.00%)		$40,146,463

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | October 31, 2016	13

Statement of Assets & Liabilities October 31, 2016 (Unaudited)

ASSETS:
Investments, at value (Cost $38,059,212)	$39,903,407
Receivables:
Investment securities sold	10,326,102
Fund shares sold	5,032
Dividends	26,497
Prepaid and other assets	16,178
Total Assets	50,277,216

LIABILITIES:
Payables:
Investment securities purchased	10,039,863
Fund shares redeemed	31,750
Operating service fees due to adviser	18,303
Advisory fees due to adviser	17,286
Officers’ fees	14,180
Directors’ fees	9,371
Total Liabilities	10,130,753

Net Assets	$40,146,463

NET ASSETS CONSIST OF:
Common Stock	$658
Paid-in capital	31,952,737
Accumulated undistributed net investment income	193,802
Accumulated undistributed net realized gain on investments	6,155,071
Net unrealized appreciation on investments	1,844,195

Net Assets	$40,146,463

Investor Class:
Net Asset Value, offering and redemption price per share	$6.00
Net Assets	$26,385,709
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	4,398,931

Institutional Class:
Net Asset Value, offering and redemption price per share	$6.30
Net Assets	$13,760,754
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	2,183,206

The accompanying notes are an integral part of these financial statements.

14	www.henssler.com

Statement of Operations For the Six Months Ended October 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends	$397,309
Total Investment Income	397,309

EXPENSES:
Operating service fees
Investor Class	101,383
Institutional Class	14,028
Advisory fees	107,468
Chief compliance officer compensation fees	33,805
Insurance fees	12,625
Directors’ fees	18,029
Total Expenses	287,338

Net Investment Income	109,971

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	1,410,387
Net change in unrealized depreciation on investments	(1,079,028)
Net realized and unrealized gain on investments	331,359

Net Increase in Net Assets Resulting from Operations	$441,330

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | October 31, 2016	15

Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2016 (Unaudited)	For the Year Ended April 30, 2016
FROM OPERATIONS:
Net investment income	$109,971	$385,787
Net realized gain on investments	1,410,387	11,325,189
Net change in unrealized depreciation on investments	(1,079,028)	(11,658,816)
Net Increase in Net Assets From Operations	441,330	52,160

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	–	(224,141)
Institutional Class	–	(139,537)
From net realized gains on investments
Investor Class	–	(12,970,606)
Institutional Class	–	(4,881,857)
Total Distributions	–	(18,216,141)

CAPITAL SHARE TRANSACTIONS (Note 3):
Investor Class
Shares sold	794,991	2,593,687
Shares issued in reinvestment of distributions	–	13,045,087
Cost of shares redeemed	(4,659,416)	(22,819,132)
Net decrease from share transactions	(3,864,425)	(7,180,358)

Institutional Class
Shares sold	239,985	1,028,686
Shares issued in reinvestment of distributions	–	5,021,393
Cost of shares redeemed	(271,955)	(967,020)
Net increase/(decrease) from share transactions	(31,970)	5,083,059

Net Decrease in Net Assets From Capital Share Transactions	(3,896,395)	(2,097,299)

Net Decrease in Net Assets	(3,455,065)	(20,261,280)

NET ASSETS:
Beginning of period	43,601,528	63,862,808
End of period*	$40,146,463	$43,601,528
*Includes accumulated undistributed net investment income of:	$193,802	$83,831

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Investor Class
	For the Six Months Ended October 31, 2016 (Unaudited)		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$5.95		$9.69		$14.29	$15.03	$15.73	$15.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.01		0.05		0.07	0.11	0.14	0.12
Net realized and unrealized gain/(loss) on investments	0.04		(0.18	)(2)	1.18	3.24	1.00	0.14
Total Income/(Loss) from Investment Operations	0.05		(0.13)		1.25	3.35	1.14	0.26

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.06)		(0.11)	(0.15)	(0.23)	(0.12)
From net realized gains on investments	–		(3.55)		(5.74)	(3.94)	(1.61)	(0.00	)(3)
Total Distributions	–		(3.61)		(5.85)	(4.09)	(1.84)	(0.12)
Net Asset Value - End of Period	$6.00		$5.95		$9.69	$14.29	$15.03	$15.73

Total Return	0.84	%(4)	0.25%		8.21%	22.83%	8.47%	1.76%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$26,386		$29,947		$50,383	$84,719	$152,663	$163,713
Ratio of expenses to average net assets	1.50	%(5)	1.47%		1.37%	1.30%	1.27%	1.27%
Ratio of net investment income to average net assets	0.36	%(5)	0.63%		0.51%	0.68%	0.96%	0.83%
Portfolio turnover rate(6)	78	%(4)	155%		58%	48%	106%	43%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | October 31, 2016	17

Financial Highlights

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Less than $(0.005) per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

18	www.henssler.com

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class
	For the Six Months Ended October 31, 2016 (Unaudited)		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period June 15, 2011 (Inception) to April 30, 2012
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$6.24		$9.98		$14.55	$15.22	$15.86	$14.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.03		0.09		0.13	0.20	0.22	0.18
Net realized and unrealized gain/(loss) on investments	0.03		(0.18	)(2)	1.21	3.27	1.03	1.24
Total Income/(Loss) from Investment Operations	0.06		(0.09)		1.34	3.47	1.25	1.42
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–		(0.10)		(0.17)	(0.20)	(0.28)	(0.07)
From net realized gains on investments	–		(3.55)		(5.74)	(3.94)	(1.61)	(0.00	)(3)
Total Distributions	–		(3.65)		(5.91)	(4.14)	(1.89)	(0.07)
Net Asset Value - End of Period	$6.30		$6.24		$9.98	$14.55	$15.22	$15.86
Total Return	0.96	%(4)	0.79%		8.79%	23.43%	9.16%	9.86	%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$13,761		$13,654		$13,480	$13,129	$32,311	$44,752
Ratio of expenses to average net assets	1.00	%(5)	0.98%		0.87%	0.80%	0.77%	0.77	%(5)
Ratio of net investment income to average net assets	0.83	%(5)	1.11%		0.98%	1.26%	1.46%	1.35	%(5)
Portfolio turnover rate(6)	78	%(4)	155%		58%	48%	106%	43	%(4)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | October 31, 2016	19

Financial Highlights

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Less than $(0.005) per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

20	www.henssler.com

Notes to the Financial Statements October 31, 2016 (Unaudited)

1. ORGANIZATION

The Henssler Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (“The Fund”). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has an authorized capital of 500,000,000 shares, classified as shares of common stock with a par value of $0.0001 per share; 100,000,000 shares of which have been classified as shares of common stock of The Fund. The Fund offers Investor Class and Institutional Class shares. The Fund’s investment strategy is to seek growth of capital.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by The Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Accounting Estimates — In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Equity securities including common stocks and exchange-traded funds that are listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price and are classified as Level 1 of the fair value hierarchy. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 of the hierarchy. Valuations of variable and fixed income securities supplied by independent pricing services approved by The Fund’s Board of Directors (the “Board”) are classified as Level 2 of the hierarchy. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board and would be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. See Fair Value Measurements section in the notes for additional information used to value The Fund’s investments.

Semi-Annual Report | October 31, 2016	21

Notes to the Financial Statements October 31, 2016 (Unaudited)

Federal Income Taxes — For federal income tax purposes, The Fund currently qualifies, and intends to remain qualified, as a Regulated Investment Company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carry forwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended October 31, 2016, The Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, The Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders — Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Other — Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to The Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with The Fund’s understanding of the applicable country’s tax rules and rates.

Expenses that are specific to a class of shares of The Fund are charged directly to the share class. The Fund’s realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Notes to the Financial Statements October 31, 2016 (Unaudited)

Various inputs are used in determining the value of The Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including The Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value The Fund’s investments as of October 31, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$39,280,677	$–	$–	$39,280,677
Short-Term Investments	622,730	–	–	622,730
TOTAL	$39,903,407	$–	$–	$39,903,407

*	See Schedule of Investments for industry classification.

It is The Fund’s policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the six months ended October 31, 2016.

For the six months ended October 31, 2016, The Fund did not have significant unobservable inputs (Level 3) used in determining fair value.

Semi-Annual Report | October 31, 2016	23

Notes to the Financial Statements October 31, 2016 (Unaudited)

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of The Fund were as follows:

	For the Six Months Ended October 31, 2016 (Unaudited)	For the Year Ended April 30, 2016
Investor Class:
Shares sold	130,824	340,182
Shares issued in reinvestment of distributions	–	2,288,612
Less shares redeemed	(763,340)	(2,796,744)
Net Decrease in Shares	(632,516)	(167,950)

Institutional Class:
Shares sold	37,655	115,179
Shares issued in reinvestment of distributions	–	842,515
Less shares redeemed	(43,014)	(120,200)
Net Increase/(Decrease) in Shares	(5,359)	837,494

4. FEDERAL INCOME TAXES AND DISTRIBUTIONS

Unrealized Appreciation and Depreciation on Investments (Tax Basis)
The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2016 were as follows:

Gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$2,218,271
Gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(374,076)
Net Unrealized Appreciation	$1,844,195
Tax Cost of Investments	$38,059,212

The differences between book and tax net unrealized appreciation are primarily attributable to wash sale loss deferrals.

Classifications of Distributions
Net investment income/(loss) and net realized capital gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized capital gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized capital gain was recorded by The Fund.

24	www.henssler.com

Notes to the Financial Statements October 31, 2016 (Unaudited)

The tax character of the distributions paid by The Fund for the fiscal year ended April 30, 2016 were as follows:

Distributions Paid From:	2016
Ordinary Income	$363,678
Long‐Term Capital Gain	17,852,463
Total	$18,216,141

5. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Henssler Asset Management, LLC (the “Adviser”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily net assets. The amounts of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Fund has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day-to-day operational services to The Fund. Under the Servicing Agreement, the Adviser provides all of The Fund’s day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering The Fund’s independent directors, The Fund’s allocable share of the salary and related costs for The Fund’s Chief Compliance Officer, and extraordinary expenses. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Investor Class and 0.20% for the Institutional Class as applied to the classes’ daily net assets. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets & Liabilities. The Fund’s independent directors are each paid an annual fee of $12,000 per year, together with such directors’ actual out-of-pocket expenses associated with attendance at meetings. The annual fees are payable in four equal quarterly installments and are paid as of each quarterly meeting of the Board of Directors of The Fund. The officers of the Company, except the Chief Compliance Officer and the independent directors, will receive no compensation from The Fund for performing the duties of their offices.

The Fund and the Adviser have entered into a Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to administrative, bookkeeping and pricing services.

The Fund and the Adviser have entered into a Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to transfer agent, dividend disbursing and record keeping services.

Semi-Annual Report | October 31, 2016	25

Notes to the Financial Statements October 31, 2016 (Unaudited)

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to The Fund. ALPS Distributors, Inc. serves as underwriter/distributor of shares of The Fund.

Certain directors and officers of The Fund are directors and officers of the Adviser.

6. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, excluding short-term investments and U.S. government obligations, by The Fund for the six months ended October 31, 2016, were as follows:

Purchases	$32,810,333
Sales	$36,474,470

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2016, the following entities owned beneficially 25% or greater of The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage
Investor	Charles Schwab & Co.	42.39%
Institutional	State Street Bank & Trust Company	73.88%

8. INDEMNIFICATIONS

Under The Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to The Fund. Additionally, in the normal course of business, The Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against The Fund that have not yet occurred.

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Additional Information October 31, 2016 (Unaudited)

1. N-Q DISCLOSURE

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For The Fund this would be for the fiscal quarters ending July 31st and January 31st. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

2. PROXY PROCEDURES

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which The Fund votes proxies related to securities held by The Fund. A description of the Company’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s website at www.sec.gov. In addition, The Fund will be required to file a Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Company’s Form N-PX will be available (i) without charge, upon request, by calling the Company toll-free at 1-800-936-3863 and (ii) on the SEC’s website at www.sec.gov.

3. DIRECTORS AND OFFICERS

The business affairs of The Fund are managed under the direction of The Fund’s Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the Directors and Officers of The Fund is included in the Company’s Annual Report for the fiscal year ended April 30, 2013. Directors who are not deemed to be “interested persons” of The Fund, as defined in the 1940 Act, are referred to as “Independent Directors.” The Fund’s Statement of Additional Information includes additional information about The Fund’s Board of Directors and is available, without charge, upon request by calling toll-free 1-800-936-3863.

4. REVIEW AND APPROVAL OF CONTINUANCE OF ADVISORY, OPERATING SERVICES AND DISTRIBUTION AGREEMENTS

The Independent Directors of The Fund met on June 17, 2016, to review the Advisory Agreement and various information requested from and provided by the Adviser. The Board then discussed the factors considered by the Independent Directors including, without limitation, the following:

(i)	The nature, extent and quality of the services provided by the Adviser. In this regard, the Board reviewed in detail the nature, extent and quality of services provided by the Adviser under the Advisory and Operating Services Agreements. The Board noted that these services include, among other things, furnishing a continuous investment program for The Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of The Fund. The Board considered that the Adviser provides or arranges for the provision of, transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operation. The Board also considered the Adviser’s operational capabilities and resources, and its experience in serving as investment adviser to The Fund. In particular, the Board considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management. The Board also considered that the Adviser provides, at its own expense, office facilities and equipment for use by The Fund and supervisory personnel responsible for supervising and monitoring The Fund’s service providers. The Board also considered that the Adviser pays for the compensation of officers of The Fund who are also officers or employees of the Adviser, except as may otherwise be determined by the Board.

Semi-Annual Report | October 31, 2016	27

Additional Information October 31, 2016 (Unaudited)

(ii)	The investment performance of The Fund and Adviser. The Board reviewed the performance of The Fund in comparison to The Fund’s peer group as classified by Morningstar as of April 30, 2016. The Board also considered the consistency of the Adviser’s management of The Fund with The Fund’s investment objective and policies and the long-term performance of The Fund. The Board discussed that the performance of The Fund and discussed the recent potential changes to the Adviser’s investment strategy for The Fund and the desired performance increase due to those changes.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with The Fund. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the financial condition and resources of the Adviser and the level of commitment to The Fund and the Adviser by the principals of the Adviser; the asset levels of The Fund, and the overall actual expenses of the Fund relative to the fees received by the Adviser under both the Advisory and Operating Agreements. The Board compared the fees and expenses of the Fund to other funds in its peer group in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors. The Board also discussed the overall profitability of the Adviser in managing The Fund, and took into consideration the direct and indirect benefits to the Adviser from advising The Fund. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by The Fund were fair and reasonable. The Board also concluded that the Adviser’s profit from managing The Fund would likely not be excessive and, after discussing relevant financial information, the Adviser would have adequate capitalization and/or would maintain adequate profit levels to support The Fund.

(iv)	The extent to which economies of scale would be realized as The Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of The Fund’s investors. In this regard, the Board considered The Fund’s fee arrangements with the Adviser, The Fund’s fee arrangements with other service providers and whether economies of scale would be realized by The Fund at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board determined that with the history of The Fund since inception, and in consideration of an operating service arrangement in which the Adviser is responsible for Fund operating expenses, The Fund’s fee arrangement with the Adviser continues to benefit The Fund’s investors, and it would be premature to consider potential changes, if any, to the fee structure.

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Additional Information October 31, 2016 (Unaudited)

Having considered (1) the nature, extent and quality of the services to be provided and the investment performance of The Fund and the portfolio manager, (2) the investment performance of The Fund and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with The Fund, (4) the extent to which economies of scale will be realized as The Fund grows and whether fee levels reflect those economies of scale, as discussed more fully above. The Directors, the majority of whom are Independent Directors under the 1940 Act, concluded it was appropriate to renew the investment advisory agreements.

Semi-Annual Report | October 31, 2016	29

Adviser
Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian
Fifth Third Bank, N.A.
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer, Reception,
and Dividend Disbursing Agent
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Paul Hastings LLP
1170 Peachtree Street, N.E.
Suite 100
Atlanta, Georgia 30309

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item	4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds, Inc.
By:	/s/ Gene W. Henssler
(Principal Executive Officer) President
Date:	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The Henssler Funds, Inc.
By:	/s/ Gene W. Henssler
Gene W. Henssler (Principal Executive Officer) President
Date:	January 6, 2017

By:	/s/ Patricia T. Hennsler
(Principal Financial Officer)
Date:	January 6, 2017